Exhibit 10.1

FOURTH OMNIBUS AMENDMENT

This FOURTH OMNIBUS AMENDMENT (this “Amendment”), dated as of February 28, 2008, is entered into by and among CALYON NEW YORK BRANCH (together with its successors and assigns, “Calyon New York”), as the administrative agent (the “Administrative Agent”), as a bank and as a managing agent, ATLANTIC ASSET SECURITIZATION LLC, as an issuer (together with its successors and assigns, “Atlantic”), LA FAYETTE ASSET SECURITIZATION LLC, as an issuer (together with its successors and assigns, “La Fayette”), JS SILOED TRUST (together with its successors and assigns, “JUSI Trust”), as successor in interest to JUPITER SECURITIZATION COMPANY LLC (“Jupiter”), as an issuer, GRESHAM RECEIVABLES (NO. 6) LIMITED, as an issuer (“Gresham”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a bank and as a managing agent (together with its successors and assigns, “JPMorgan Chase”), LLOYDS TSB BANK PLC, as a bank and a managing agent (together with its successors and assigns, “Lloyds”), RESIDENTIAL FUNDING COMPANY LLC, formerly known as Residential Funding Corporation, as the collateral agent (together with its successors and assigns, the “Collateral Agent”), UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC, as the servicer (together with its successors and assigns, the “Servicer”) and a seller (“UAMC”), UAMC CAPITAL, LLC, as the borrower and the buyer (together with its successors and assigns, respectively, the “Borrower” and the “Buyer”), UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA, as a seller (together with its successors and assigns, “UAMCC”), EAGLE HOME MORTGAGE, LLC (together with its successors and assigns, “EHM”), as a seller and as subservicer (the “Subservicer”), and EAGLE HOME MORTGAGE OF CALIFORNIA, INC., as a seller (together with its successors and assigns, “EHMC” and together with EHM, UAMC and UAMCC, collectively, the “Sellers”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

RECITALS

WHEREAS, the Sellers, and the Buyer, entered into that certain Master Repurchase Agreement, dated as of May 23, 2003, as amended by the Amended and Restated Addendum to the Master Repurchase Agreement dated as of September 25, 2006, as amended by the First Omnibus Amendment (the “First Omnibus Amendment”) dated as of June 29, 2007 and the Second Omnibus Amendment (the “Second Omnibus Amendment”) dated as of August 20, 2007, and the Third Omnibus Amendment and Waiver (the “Third Omnibus Amendment and Waiver”) dated as of January 23, 2008 by and among Administrative Agent, Atlantic, Gresham, JUSI Trust, La Fayette, JPMorgan Chase, the Servicer, the Subservicer, the Collateral Agent, the Borrower and the Sellers (as the same may be amended, restated, supplemented or modified from time to time, the “Repurchase Agreement”);

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Subservicer and the Servicer entered into that certain Amended and Restated Collateral Agency Agreement, dated as of September 25, 2006, as amended by the First Omnibus Amendment, the Second Omnibus Amendment and the Third Omnibus Amendment and Waiver (as the same may be amended, restated, supplemented or modified from time to time, the “Collateral Agency Agreement”);

WHEREAS, the Borrower, Atlantic, La Fayette, Gresham, Jupiter, Calyon New York, Lloyds, JPMorgan Chase, the Subservicer and the Servicer have entered into that certain Amended and Restated Loan Agreement, dated as of September 25, 2006, as amended by the First Amendment to Loan Agreement and Waiver dated as of June 15, 2007, the First Omnibus Amendment, the Second Omnibus Amendment and the Third Omnibus Amendment and Waiver (as the same may be amended, restated, supplemented or modified from time to time, the “Loan Agreement” and, collectively with the Repurchase Agreement and the Collateral Agency Agreement, the “Operative Documents”); and

WHEREAS, the parties hereto desire to amend the Operative Documents as hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

Section 1.    Amendments to the Loan Agreement.

(a)    Section 1.1 of the Loan Agreement is hereby amended by deleting from the definition Maximum Facility Amount “$600,000,000” and replacing it with “$300,000,000”.

(b)    Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of Issuer Facility Amount in its entirety and replaced with the following:

“Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette on an aggregate basis, $150,000,000, (b) with respect to Gresham on an aggregate basis, $42,857,143 and (c) with respect to Jupiter on an aggregate basis, $107,142,857. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.

(c)    Schedule I of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule I attached hereto as Annex A.

Section 2.    Amendments to the Repurchase Agreement.

(a)    Section 1.01 of the Repurchase Agreement is hereby amended by deleting the definition of Issuer Facility Amount in its entirety and replaced with the following:

“Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette on an aggregate basis, $150,000,000, (b) with respect to Gresham on an aggregate basis, $42,857,143 and (c) with respect to Jupiter on an aggregate basis, $107,142,857. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.

Section 3.    Amendments to the Collateral Agency Agreement.

(a)    Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting from the definition Maximum Facility Amount “$600,000,000” and replacing it with “$300,000,000”.

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(b)    Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting the definition of Issuer Facility Amount in its entirety and replaced with the following:

“Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette on an aggregate basis, $150,000,000, (b) with respect to Gresham on an aggregate basis, $42,857,143 and (c) with respect to Jupiter on an aggregate basis, $107,142,857. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.

Section 4.    Waiver.

The Administrative Agent, the Issuers, the Banks, the Managing Agent, the Borrower, the Buyer, the Sellers, the Subservicer and the Servicer, each as applicable, hereby agree to waive, solely for the purposes of this Amendment, effective as of February 28, 2008, the following:

(a) compliance with Section 2.1(c) of the Loan Agreement but only insofar as such the Section requires thirty (30) days prior irrevocable notice in order for the Borrower to reduce the Maximum Facility Amount and as such the Section allows for a reduction of the Maximum Facility Amount no more than once every three months;

(b) compliance with Section 6.2 of the Collateral Agency Agreement but only insofar as such the Section requires five (5) days written notice for any amendment to the Collateral Agency Agreement.

Section 5.    Operative Documents in Full Force and Effect as Amended.

Except as specifically amended hereby or waived hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

Section 6.    Miscellaneous.

(a)    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

(b)    The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)    This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

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(d)    This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law, which shall apply hereto).

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IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADMINISTRATIVE AGENT,

BANK AND MANAGING AGENT

AGREED:	CALYON NEW YORK BRANCH

	By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

	By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

ISSUER

AGREED:	ATLANTIC ASSET SECURITIZATION LLC

	By:	Calyon New York Branch,
as Attorney-in-Fact

	By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

	By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

ISSUER

AGREED:	LA FAYETTE ASSET SECURITIZATION LLC

	By:	Calyon New York Branch,
as Attorney-in-Fact

	By:	/s/ Kostantina Kourmpetis
	Name:	Kostantina Kourmpetis
	Title:	Managing Director

	By:	/s/ Sam Pilcer
	Name:	Sam Pilcer
	Title:	Managing Director

(Signature Page One to Fourth Omnibus Amendment)

SERVICER

AND SELLER

AGREED:	UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC

	By:	/s/ Alfred Farrell
	Name:	Alfred Farrell
	Title:	Assistant Treasurer

SELLER

AGREED:	UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA

	By:	/s/ Alfred Farrell
	Name:	Alfred Farrell
	Title:	Assistant Treasurer

SELLER

AND SUBSERVICER

AGREED:	EAGLE HOME MORTGAGE, LLC

	By:	/s/ Alfred Farrell
	Name:	Alfred Farrell
	Title:	Assistant Treasurer

SELLER

AGREED:	EAGLE HOME MORTGAGE OF CALIFORNIA, INC.

	By:	/s/ Alfred Farrell
	Name:	Alfred Farrell
	Title:	Assistant Treasurer

BORROWER AND BUYER

AGREED:	UAMC CAPITAL, LLC

	By:	/s/ Alfred Farrell
	Name:	Alfred Farrell
	Title:	Assistant Treasurer

(Signature Page Two to Fourth Omnibus Amendment)

ISSUER

AGREED:	JS SILOED TRUST

	By:	JPMorgan Chase Bank, N.A. as its Administrative Trustee

		By:	/s/ Julie C. Kraft
		Name:	Julie C. Kraft
		Title:	Vice President

MANAGING AGENT AND

BANK

AGREED:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Julie C. Kraft
		Name:	Julie C. Kraft
		Title:	Vice President

(Signature Page Three to Fourth Omnibus Amendment)

ISSUER
AGREED:	GRESHAM RECEIVABLES (NO. 6) LIMITED

	By:	/s/ S. M. Hollywood
	Name:	S. M. Hollywood
	Title:	Director

MANAGING AGENT AND BANK
AGREED:	LLOYDS TSB BANK PLC

	By:	/s/ Edward Leng
	Name:	Edward Leng
	Title:	Director

(Signature Page Four to Fourth Omnibus Amendment)

COLLATERAL AGENT
AGREED:	RESIDENTIAL FUNDING COMPANY LLC

	By:	/s/ Susan H. Snyder
	Name:	Susan H. Snyder
	Title:	Director

(Signature Page Five to Fourth Omnibus Amendment

ANNEX A

SCHEDULE I

BANK COMMITMENTS AND PERCENTAGES

Bank	Bank Commitment	Bank Commitment
		Percentage
CALYON NEW YORK BRANCH*	$150,000,000	50.00%
JPMORGAN CHASE BANK NATIONAL ASSOCIATION**	$107,142,857	35.71%
LLOYDS TSB BANK PLC ***	$42,857,143	14.29%

* Part of the Calyon New York Group, related to Atlantic and La Fayette.

** Part of the JPMorgan Chase Group, related to JUSI Trust.

***Part of the Lloyds Group, related to Gresham.